Commitments, Guarantees, and Contingent Liabilities (Amounts Due of Certain Computer Systems Operated and Maintained under Non-cancelable Contracts with Third-party Service Providers) (Detail) - JPY (¥)
¥ in Millions
	Dec. 31, 2019	Mar. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Within one year	¥ 3,905	¥ 4,323
More than one year	4,579	3,185
Total	¥ 8,484	¥ 7,508